UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2009

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 29, 2009, Silverleaf Resorts, Inc. (the “Registrant”) received a notification from The NASDAQ Stock Market, LLC (“NASDAQ”) stating that for 30 consecutive business days the bid price for the Registrant’s common stock, $.01 par value, has closed below the minimum $1.00 per share price required by Marketplace Rule 5550 for continued listing on The NASDAQ Capital Market.

In accordance with applicable NASDAQ rules, the Registrant has a grace period of 180 calendar days to regain compliance with the minimum closing bid price requirement for continued listing.  In order to regain compliance, the minimum closing price per share of the Registrant’s common stock must be at least $1.00 for a minimum of ten consecutive business days.  After that, the Registrant will be afforded an additional 180 day compliance period, provided it demonstrates that it meets all other applicable standards for initial listing on the NASDAQ Capital Market (except the bid price requirement) based on the Registrant’s most recent public filings and market information.  If after the second grace period the Registrant’s closing bid price does not meet the minimum requirement, the Registrant’s common stock will be subject to delisting by NASDAQ.  The Registrant will have the right to appeal NASDAQ’s determination to delist the Registrant’s common stock, which would stay for a period of no more than 15 days the effect of the delisting pending a hearing on the matter.

The Registrant intends to monitor the closing bid price for its common stock and will consider whether to implement any available options to regain compliance with the continued listing requirements.  The closing bid price for Registrant’s common stock on December 30, 2009 was $0.78 per share.

Item 7.01 Regulation FD Disclosure

In connection with the matters described in Item 3.01 above, the Registrant issued a press release on December 31, 2009.  The information in this item (including the exhibit referenced as Exhibit 99.1 in Item 9.01) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor will such information be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit
*99.1	Press Release issued by the Registrant on December 31, 2009.
_____________
     *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 31, 2009	SILVERLEAF RESORTS, INC.

	By:	/S/ ROBERT M. SINNOTT
	Name:	Robert M. Sinnott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
*99.1	Press Release issued by the Registrant on December 31, 2009.
_____________
     *filed herewith